UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 4, 2017

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34259	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e)

On August 7, 2017, Willbros Group, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has promoted Jeffrey B. Kappel to the position of Senior Vice President and Chief Financial Officer, effective August 30, 2017, the effective date of Van A. Welch’s previously announced resignation. The Board also promoted S. Brett Luz to the position of Vice President and Chief Accounting Officer, also effective August 30, 2017. These actions were taken by the Board at a meeting on August 4, 2017.

Kappel

Mr. Kappel, age 42, has served as the Company’s Corporate Controller, Accounting Operations since July 2016. He also served as Segment Controller – Oil & Gas from September 2014 to June 2016 and as Assistant Controller – Corporate Financial Accounting from May 2013 to May 2014. Mr. Kappel was Director – Finance for JGC America, Inc., an engineering and construction company, from May 2014 to August 2014. Prior to joining the Company in May 2013, Mr. Kappel served in several capacities for Technip USA (formerly The Shaw Group), an engineering and construction company specializing in hydrocarbon production facilities, beginning in 2006. Mr. Kappel’s positions with Technip included Group Controller – Shaw Energy & Chemicals Segment from June 2008 to August 2012, where he directed the accounting operations for a $1 billion segment, Controller – Integration and Acquisition Closeout from September 2012 to December 2012 and Controller – Subsea North American Region from January 2013 to May 2013. From January 1997 to September 2006, he served in several positions with PricewaterhouseCoopers LLP. Mr. Kappel earned his Bachelor of Science degree in Accounting from Louisiana State University in 1996. He is a Certified Public Accountant.

Mr. Kappel does not have an employment agreement with the Company. As part of his promotion, he will receive an annual base salary of $300,000. Mr. Kappel will continue to participate in the Company’s Management Incentive Compensation Program, an annual bonus program (the “MICP”). His award opportunity for 2017 will be 50 percent of base salary at target. In connection with his promotion, he will be granted, on August 30, 2017, an additional award of 2,500 shares of service-based restricted stock under the Willbros Group, Inc 2017 Stock and Incentive Compensation Plan (the “2017 Stock Plan”) that will vest in four equal installments on the anniversary date of the award. He will also be granted on August 30, 2017 performance-based restricted stock units for 30,000 shares (at target) (60,000 shares at maximum) under the 2017 Stock Plan.

Mr. Kappel will be a participant in the Willbros Group, Inc. 2010 Management Severance Plan for Executives (the “Management Severance Plan for Executives”). The severance benefits payable under the Management Severance Plan for Executives are described in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2017, under the caption “Potential Payments Upon Termination or Change of Control—Management Severance Plans—U.S. Plan for Executives.”

Also in conjunction with his promotion, the Company will enter into an Indemnification Agreement with Mr. Kappel, the form of which has been filed as Exhibit 10 to the Company’s report on Form 10-Q for the quarter ended June 30, 2009. The Indemnification Agreement provides indemnity to the executive against liabilities incurred in the performance of his duties to the fullest extent permitted by law.

Luz

Mr. Luz, age 40, has served in several positions with the Company since April 2011. He was Corporate Controller, Reporting from July 2016 until August 2017. From May 2014 to July 2016, he was Assistant Corporate Controller, from June 2013 to May 2014, he was Director, Financial Reporting and Analysis and from April 2011 to June 2013, he was Senior Manager, Financial Reporting and Analysis. Prior to joining the Company, Mr. Luz served in several positions with PricewaterhouseCoopers LLP from January 2003 to April 2011. He served in several accounting positions with Weaver and Tidwell LLP from January 2000 to January 2003. He graduated from Texas Christian University in 1999 with a Bachelor of Business Administration in Accounting and Finance and is a Certified Public Accountant.

Mr. Luz does not have an employment agreement with the Company. As part of his promotion, he will receive an annual base salary of $235,000. Mr. Luz will continue to participate in the MICP. His award opportunity for 2017 will be 25 percent of base salary at target. In connection with his promotion, he will be granted, on August 30, 2017, an additional award of 2,500 shares of service-based restricted stock under the 2017 Stock Plan that will vest in four equal installments on the anniversary date of the award. He will also be granted on August 30, 2017 performance-based restricted stock units for 5,000 shares (at target) (10,000 shares at maximum) under the 2017 Stock Plan.

Also in conjunction with his promotion, the Company will enter into an Indemnification Agreement with Mr. Luz.

Welch

In connection with his agreement to delay the effective date of his resignation until August 30, 2017 and to ensure an orderly transition of his responsibilities, 46,458 shares of Mr. Welch’s service-based restricted stock, representing all of his service-based stock awards in 2015 and a portion of his service-based stock awards for 2016, will be accelerated to vest in full following the effective date of his resignation, upon satisfaction of certain conditions, including the delivery by Mr. Welch of a release in form and substance satisfactory to the Company. The remaining 33,125 shares of Mr. Welch’s service-based restricted stock, representing a portion of his service-based stock awards for 2016 and all of his service-based stock award for 2017, as well as all of his outstanding performance-based awards, will be forfeited.

Item 7.01.	Regulation FD Disclosure.

On August 7, 2017, the Company issued a press release announcing the promotions of Messrs. Kappel and Luz, which event is reported in Item 5.02 of this Current Report on Form 8-K. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated August 7, 2017, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: August 10, 2017	By:	/s/ Linnie Freeman
Linnie Freeman
Senior Vice President and General Counsel

EXHIBIT INDEX

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated August 7, 2017, issued by the Company.